Financial statements

(unaudited)

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

March 31, 2013

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Financial Statements (Unaudited)

March 31, 2013

Special Value Opportunities Fund, LLC (the “Company”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Company’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the Company’s proxy voting guidelines and information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period may be obtained without charge on the SEC’s website at http://www.sec.gov, or by calling the Company’s advisor, Tennenbaum Capital Partners, LLC, at (310) 566-1000. Collect calls for this purpose are accepted.

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Portfolio Asset Allocation (Unaudited)

March 31, 2013

Percent of Cash
Industry	and Investments
Communications Equipment Manufacturing	13.9%
Wired Telecommunications Carriers	8.4%
Plastics Product Manufacturing	8.3%
Semiconductor and Other Electronic Component Manufacturing	8.3%
Alumina and Aluminum Production and Processing	7.7%
Oil and Gas Extraction	5.2%
Business Support Services	4.5%
Scheduled Air Transportation	3.9%
Specialty (except Psychiatric and Substance Abuse) Hospitals	3.3%
Management, Scientific, and Technical Consulting Services	3.1%
Gaming Industries	3.0%
Radio and Television Broadcasting	2.4%
Iron and Steel Mills and Ferroalloy Manufacturing	2.2%
Nonferrous Metal Production and Processing	2.1%
Electronic Shopping and Mail-Order Houses	1.9%
Data Processing, Hosting, and Related Services	1.1%
Other Financial Investment Activities	1.1%
Other Electrical Equipment and Component Manufacturing	1.1%
Aerospace Product and Parts Manufacturing	0.9%
Depository Credit Intermediation	0.3%
Home Furnishings Stores	0.1%
Cash and Cash Equivalents	17.2%
Total	100.0%

2

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Statement of Assets and Liabilities (Unaudited)

March 31, 2013

Assets
Investments, at fair value:
Unaffiliated issuers (cost $286,520,439)	$198,961,186
Controlled companies (cost $145,342,698)	71,880,623
Other affiliates (cost $211,541,217)	135,449,945
Total investments (cost $643,404,354)	406,291,754

Cash and cash equivalents	83,990,211
Accrued interest income:
Unaffiliated issuers	4,166,612
Controlled companies	117,094
Other affiliates	601,876
Deferred debt issuance costs	1,283,979
Dividend receivable from affiliated issuer	148,827
Other receivables	322,190
Prepaid expenses and other assets	29,996
Total assets	496,952,539

Liabilities
Credit facility payable	128,048,800
Payable for investments purchased	1,893,044
Management and advisory fees payable	940,340
Interest payable	65,032
Payable to the Investment Manager	83,647
Accrued expenses and other liabilities	947,951
Total liabilities	131,978,814

Preferred Stock
Series A - E; $25,000/share liquidation preference; 9,520 shares authorized, no shares issued and outstanding	-
Accumulated dividends on Series A - E preferred stock	-
Series S; $1,000/share liquidation preference; 1 share authorized, no shares issued and outstanding	-
Series Z; $500/share liquidation preference; 400 shares authorized, issued and outstanding	200,000
Accumulated dividends on Series Z preferred stock	2,436
Total preferred stock	202,436

Net assets applicable to common shareholders	$364,771,289

Composition of net assets applicable to common shareholders
Common stock, $0.001 par value, unlimited shares authorized, 36,509.096 shares issued and outstanding	$37
Paid-in capital in excess of par	675,931,772
Accumulated net investment income	2,082,560
Accumulated net realized losses	(76,089,555)
Accumulated net unrealized depreciation	(237,151,089)
Accumulated dividends to preferred shareholders	(2,436)
Net assets applicable to common shareholders	364,771,289

Common stock, NAV per share	$9,991.24

See accompanying notes.

3

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Statement of Investments (Unaudited)

March 31, 2013

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Investment	Amount	Value	Investments

Debt Investments (58.56%)
Bank Debt (44.81%) (1)
Aerospace Product and Parts Manufacturing (0.00%)
Hawker Beechcraft, Inc., Senior Secured Letters of Credit, LIBOR + 2%, due 3/26/14 (2)	$75,976	$42,167	-

Alumina and Aluminum Production and Processing (7.34%)
Revere Holdings, Inc., Unsecured Subordinated Note, 5% PIK, due 6/30/14 (2), (3)	$63,294,168	19,241,427	3.92%
Revere Industries, LLC, 1st Lien Rollover Term Loan, LIBOR + 6%, 3% LIBOR Floor, due 6/30/13 (3)	$1,668,924	1,668,924	0.34%
Revere Industries, LLC, 1st Lien Revolver Term Loan, LIBOR + 5.50%, 3% LIBOR Floor, due 6/30/13 (3), (8)	$-	-	-
Revere Industries, LLC, 2nd Lien Letter of Credit, 3%, due 6/30/13 (3), (8)	$-	-	-
Revere Industries, LLC, 2nd Lien Term Loan, Prime + 6.75% PIK, due 6/30/13 (3)	$15,108,338	15,108,338	3.08%
Total Alumina and Aluminum Production and Processing		36,018,689

Business Support Services (4.14%)
STG-Fairway Acquisitions, Inc., Senior Secured 2nd Lien Term Loan, LIBOR + 9.25%, 1.25% LIBOR Floor, due 8/28/19	$20,517,962	20,312,782	4.14%

Communications Equipment Manufacturing (4.12%)
Dialogic Corporation, Senior Secured Notes, 5% Cash + 5% PIK, due 3/31/15 (3)	$23,929,900	20,196,836	4.12%

Electronic Shopping and Mail-Order Houses (1.65%)
Shopzilla, Inc., Senior Secured 2nd Lien Term Loan, 13%, due 6/1/14	$8,045,840	8,090,092	1.65%

Iron and Steel Mills and Ferroalloy Manufacturing (2.20%)
Essar Steel Algoma, Inc., Senior Secured Term Loan, LIBOR + 7.5%, 1.25% LIBOR Floor, due 9/20/14	$10,542,671	10,766,703	2.20%

Other Financial Investment Activities (1.11%)
Marsico Capital Management, Senior Secured 1st Lien Term Loan, LIBOR + 5%, due 12/31/22	$15,286,361	5,464,874	1.11%

Management, Scientific, and Technical Consulting Services (3.08%)
Hill International, Inc., Senior Secured 1st Lien Term Loan, 7.5%, due 10/17/16	$17,333,333	15,123,333	3.08%

Plastics Product Manufacturing (8.30%)
TR Acquisition Holdings, LLC, Subordinated Promissory Note, 10% PIK, due 6/30/16 (4)	$28,285,625	14,354,955	2.93%
WinCup, Inc., 2nd Lien Term Loan C-2, LIBOR + 14.5% PIK, due 3/31/16 (4)	$24,597,464	24,597,464	5.02%
WinCup, Inc., Equipment Finance Loan, LIBOR +14.5% PIK, due 3/31/16 (4)	$1,736,273	1,736,273	0.35%
Total Plastics Product Manufacturing		40,688,692

Radio and Television Broadcasting (1.38%)
RMG Networks, Inc., Senior Secured 1st Lien Term Loan, 14%, due 4/10/15 (3)	$9,493,772	6,764,313	1.38%

Scheduled Air Transportation (2.27%)
Aircraft Secured Mortgages - Aircraft Leased to United Air Lines, Inc.
(N659UA), 12%, due 2/28/16 (4)	$4,860,212	5,439,255	1.11%
(N661UA), 12%, due 5/4/16 (4)	$5,069,077	5,694,140	1.16%
Total Scheduled Air Transportation		11,133,395

4

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

March 31, 2013

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Investment	Amount	Value	Investments

Debt Investments (continued)
Semiconductor and Other Electronic Component Manufacturing (7.29%)
Isola USA Corporation, 1st Lien Term Loan, LIBOR + 8%, 2% LIBOR Floor, due 9/30/15	$31,918,505	$31,918,505	6.51%
Isola USA Corporation, Mezzanine Term Loan, 8% Cash + 8% PIK, due 3/29/16	$3,840,505	3,840,505	0.78%
Total Semiconductor and Other Electronic Component Manufacturing		35,759,010

Wired Telecommunications Carriers (1.93%)
Bulgaria Telecom Company AD, 1st Lien Facility 1A Term Loan, EURIBOR + 5.5%, due 11/9/17 - (Bulgaria) (5)	€1,743,964	2,056,259	0.42%
Globalive Wireless Management Corp., Senior Secured 1st Lien Term Loan, LIBOR + 10.9%, due 4/30/14 - (Canada)	$6,788,468	6,757,920	1.38%
Viva Telecom Bulgaria EAD, 1st Lien Facility 1B Term Loan, EURIBOR + 5.5%, due 11/9/17 - (Luxembourg) (5)	€524,236	618,112	0.13%
Total Wired Telecommunications Carriers		9,432,291

Total Bank Debt (Cost $279,068,570)		219,793,177

Other Corporate Debt Securities (13.75%)
Aerospace Product and Parts Manufacturing (0.32%)
Hawker Beechcraft, Inc., Senior Unsecured Notes, 8.5%, due 4/1/15 (2)	$10,434,000	1,197,823	0.25%
Hawker Beechcraft, Inc., Senior Unsecured Notes, 8.875%, due 4/1/15 (2)	$3,047,000	349,796	0.07%
Total Aerospace Product and Parts Manufacturing		1,547,619

Gaming Industries (3.03%)
Harrah's Operating Company, Inc., 2nd Priority Secured Notes, 10%, due 12/15/18	$21,538,000	14,878,226	3.03%

Home Furnishings Stores (0.09%)
Linens 'n Things, Inc., Senior Secured Notes, LIBOR + 5.625%, due 1/15/14 (2)	$6,591,000	438,302	0.09%

Nonferrous Metal Production and Processing (2.11%)
International Wire Group Holdings, Inc., Senior Secured Notes, 8.5%, due 10/15/17 (6)	$10,000,000	10,338,999	2.11%

Oil and Gas Extraction (3.89%)
Geokinetics Holdings, Inc., Senior Secured Notes, 9.75%, due 12/15/14 (2)	$1,881,000	986,387	0.21%
Woodbine Holdings, LLC, Senior Secured Notes, 12%, due 5/15/16 (144A) (6)	$13,340,000	14,390,525	2.95%
Woodbine Holdings, LLC, Unsecured Notes, 15% PIK, due 5/12/17	$3,595,005	3,595,005	0.73%
Total Oil and Gas Extraction		18,971,917

Plastics Product Manufacturing (0.00%)
Radnor Holdings, Senior Secured Tranche C Floating Rate Notes, LIBOR + 7.25%, due 9/15/09 (2), (3), (6)	$16,527,000	17	-

Radio and Television Broadcasting (1.02%)
LBI Media, Inc., Senior Secured Notes, 9.25%, due 4/15/19 (144A) (6)	$5,376,000	5,013,120	1.02%

Specialty (except Psychiatric and Substance Abuse) Hospitals (3.29%)
Radiation Therapy Services, Inc., Senior Subordinated Notes, 9.875%, due 4/15/17	$25,642,000	16,154,460	3.29%

Total Other Corporate Debt Securities (Cost $103,633,982)		67,342,660

Total Debt Investments (Cost $382,702,552)		287,135,837

5

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

March 31, 2013

Showing Percentage of Total Cash and Investments of the Company

	Principal		Percent of
	Amount	Fair	Cash and
Investment	or Shares	Value	Investments

Equity Securities (24.30%)
Aerospace Product and Parts Manufacturing (0.54%)
Beech Holdings, LLC, Membership Units (2), (6)	417,260	$2,660,033	0.54%

Alumina and Aluminum Production and Processing (0.36%)
Revere Holdings, Inc., Class A Common Shares (2), (3), (6)	90	-	-
Revere Holdings, Inc., Class B Common Shares (2), (3), (6)	6,940	-	-
Revere Leasing, LLC, Class A Units (2), (3), (6)	90	23,039	-
Revere Leasing, LLC, Class B Units (2), (3), (6)	6,940	1,778,153	0.36%
Total Alumina and Aluminum Production and Processing		1,801,192

Basic Chemical Manufacturing (0.00%)
Hawkeye Renewables, LLC, Class C Units (2), (6)	369	-	-

Business Support Services (0.35%)
STG-Fairway Holdings, LLC, Class A Units (2), (6)	112,648	1,695,352	0.35%

Communications Equipment Manufacturing (9.77%)
Dialogic, Inc., Common Stock (2), (3), (6)	3,121,129	5,555,609	1.13%
Dialogic, Inc., Warrants to Purchase Common Stock (2), (3), (6)	1,181,484	669,015	0.14%
Gores I SF Luxembourg, S.àr.1., Company Ordinary Shares - (Luxembourg) (2), (3), (5), (6)	276,043	4,238,982	0.86%
Gores I SF Luxembourg, S.àr.1., Tracking Preferred Equity Certificates - (Luxembourg) (3), (5), (6)	27,328,261	37,513,216	7.64%
Total Communications Equipment Manufacturing		47,976,822

Data Processing, Hosting, and Related Services (1.11%)
GXS Holdings, Inc., Common Stock (2), (6)	1,162,264	116	-
GXS Holdings, Inc., Series A Preferred Stock (2), (6)	22,038	5,486,468	1.11%
Total Data Processing, Hosting, and Related Services		5,486,584

Depository Credit Intermediation (0.27%)
Doral Financial Corporation, Common Stock (2)	1,849,598	1,303,412	0.27%

Electric Power Generation, Transmission, and Distribution (0.05%)
La Paloma Generating Company, Residual Bank Debt Claim (2), (6)	2,645,152	74,064	0.02%
Mach Gen, LLC, Common Units (2), (6)	8,012	160,240	0.03%
Total Electric Power Generation, Transmission, and Distribution		234,304

Electronic Shopping and Mail-Order Houses (0.24%)
Shop Holding, LLC, Class A Units (2), (6)	415,477	864,812	0.18%
Shop Holding, LLC, Warrants to Purchase Class A Units (2), (6)	276,985	299,534	0.06%
Total Electronic Shopping and Mail-Order Houses		1,164,346

Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing (0.00%)
Precision Holdings, LLC, Class C Membership Interests (2), (6)	48	25,881	-

6

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

March 31, 2013

Showing Percentage of Total Cash and Investments of the Company

			Percent of
		Fair	Cash and
Investment	Shares	Value	Investments

Equity Securities (continued)
Oil and Gas Extraction (1.33%)
Woodbine Intermediate Holdings, LLC, Membership Units (2), (4), (6)	303	$6,503,254	1.33%

Other Amusement and Recreation Industries (0.00%)
Bally Total Fitness Holding Corporation, Common Stock (2), (6)	5,080	15,240	-
Bally Total Fitness Holding Corporation, Warrants (2), (6)	9,162	1	-
Total Other Amusement and Recreation Industries		15,241

Other Electrical Equipment and Component Manufacturing (1.11%)
EPMC HoldCo, LLC, Membership Units (4), (6)	2,561,000	5,429,320	1.11%

Other Financial Investment Activities (0.00%)
Marsico Holdings, LLC, Common Interest Units (2), (6)	233,889	12,864	-

Plastics Product Manufacturing (0.00%)
WinCup, Inc., Common Stock (2), (4), (6)	73,517,938	-	-

Radio and Television Broadcasting (0.00%)
Reach Media Group Holdings, Inc., Warrants to Purchase Common Stock (2), (3), (6)	3,574,750	-	-
Reach Media Group Holdings, Inc., Warrants to Purchase Series A Preferred Stock (2), (3), (6)	1,131,531	-	-
Reach Media Group Holdings, Inc., Warrants to Purchase Series B Preferred Stock (2), (3), (6)	1,232,883	-	-
Reach Media Group Holdings, Inc., Warrants to Purchase Series C Preferred Stock (2), (3), (6)	706,660	-	-
Total Radio and Television Broadcasting		-

Scheduled Air Transportation (1.68%)
Equipment Trusts - Aircraft Leased to United Air Lines, Inc.
United N659UA-767, LLC (N659UA) (4), (6)	471	4,100,287	0.85%
United N661UA-767, LLC (N661UA) (4), (6)	457	4,025,676	0.83%
Total Scheduled Air Transportation		8,125,963

Semiconductor and Other Electronic Component Manufacturing (0.99%)
TPG Hattrick Holdco, LLC, Common Units (2), (6)	4,550,676	4,869,223	0.99%

Wired Telecommunications Carriers (6.50%)
Hawaiian Telcom Holdco, Inc., Common Stock (2)	183,893	4,242,412	0.87%
Integra Telecom, Inc., Common Stock (2), (3), (6)	5,728,661	22,692,076	4.63%
Integra Telecom, Inc., Warrants (2), (3), (6)	2,272,561	-	-
V Telecom Investment S.C.A, Common Shares - (Luxembourg) (2), (5), (6)	2,127	4,917,638	1.00%
Total Wired Telecommunications Carriers		31,852,126

Total Equity Securities (Cost $260,701,802)		119,155,917

Total Investments (Cost $643,404,354) (7)		406,291,754

7

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

March 31, 2013

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Investment	Amount	Value	Investments

Cash and Cash Equivalents (17.13%)
Wells Fargo & Company, Overnight Repurchase Agreement, 0.10%, Collateralized by Federal Home Loan Bank Bonds	$21,000,000	$21,000,000	4.28%
Union Bank of California, Commercial Paper, 0.10%, due 4/1/13	$21,000,000	21,000,000	4.28%
Cash Denominated in Foreign Currencies	€124,168	159,187	0.04%
Cash Held on Account at Various Institutions	$41,831,024	41,831,024	8.53%
Total Cash and Cash Equivalents		83,990,211

Total Cash and Investments		$490,281,965	100.00%

Notes to Statement of Investments

(1)	Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(2)	Non-income producing.

(3)	Non-controlled affiliate – as defined under the Investment Company Act of 1940 (ownership of between 5% and 25% of the outstanding voting securities of this issuer).

(4)	Controlled issuer – as defined under the Investment Company Act of 1940 (ownership of more than 25% of the outstanding voting securities of this issuer).

(5)	Principal or shares amount denominated in foreign currency. Cost and fair value converted to U.S. dollars. (See Note 2)

(6)	Restricted security. (See Note 2)

(7)	Includes investments with an aggregate market value of $8,820,000 that have been segregated to collateralize certain unfunded commitments.

(8)	Unfunded commitment.

Aggregate purchases and aggregate sales of investments, other than government securities, totaled $32,000,803 and $140,890,432, respectively for the three months ended March 31, 2013. Aggregate purchases includes investment assets received as payment in kind. Aggregate sales includes principal paydowns on and maturities of debt investments. The total value of restricted securities and bank debt as of March 31, 2013 was $363,145,931, or 74.07% of total cash and investments of the Company.

See accompanying notes.

8

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Statement of Operations (Unaudited)

Three Months Ended March 31, 2013

Investment income
Interest income:
Unaffiliated issuers	$7,503,061
Controlled companies	1,945,915
Other affiliates	933,646
Dividend income:
Other affiliates	4,512
Other income:
Unaffiliated issuers	57,080
Controlled companies	178,795
Other affiliates	409,067
Total investment income	11,032,076

Operating expenses
Management and advisory fees	2,927,135
Interest expense	1,074,719
Amortization of deferred debt issuance costs	407,344
Commitment fees	342,203
Legal fees, professional fees, and due diligence expenses	148,975
Director fees	72,459
Insurance expense	42,175
Custody fees	27,772
Other operating expenses	191,191
Total expenses	5,233,973

Net investment income	5,798,103

Net realized and unrealized gain (loss) on investments and foreign currency
Net realized gain on investments in unaffiliated issuers	30,353,754
Net change in net unrealized depreciation	(35,812,234)
Net realized and unrealized loss	(5,458,480)

Distributions to preferred shareholders	(7,780)
Net change in reserve for distributions to preferred shareholders	5,807

Net increase in net assets applicable to common shareholders resulting from operations	$337,650

See accompanying notes.

9

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Statements of Changes in Net Assets

	Three Months Ended
	March 31, 2013	Year Ended
	(Unaudited)	December 31, 2012

Net assets applicable to common shareholders, beginning of period	$414,433,639	$467,741,803

Net investment income	5,798,103	26,127,239
Net realized gain (loss) on investments	30,353,754	(46,504,643)
Net change in net unrealized depreciation	(35,812,234)	22,377,262
Distributions to preferred shareholders from net investment income	(7,780)	-
Net change in reserve for distributions to preferred shareholders	5,807	(8,022)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	337,650	1,991,836

Distributions to common shareholders from:
Net investment income	-	(25,647,265)
Returns of capital	(50,000,000)	(29,652,735)
Total distributions to common shareholders	(50,000,000)	(55,300,000)

Net assets applicable to common shareholders, end of period (including accumulated net investment income of $2,080,560 and distributions in excess of net investment income of $3,707,763, respectively)	$364,771,289	$414,433,639

See accompanying notes.

10

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Statement of Cash Flows (Unaudited)

Three Months Ended March 31, 2013

Operating activities
Net increase in net assets applicable to common shareholders resulting from operations	$337,650
Adjustments to reconcile net decrease in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Net realized loss	(30,353,754)
Net change in net unrealized depreciation on investments	35,633,888
Net change in reserve for distributions to preferred shareholders	(5,807)
Accretion of original issue discount	(339,550)
Interest and dividend income paid in kind	(2,257,388)
Amortization of deferred debt issuance costs	407,344
Changes in assets and liabilities:
Purchases of investments	(29,743,415)
Proceeds from sales, maturities and paydowns of investments	140,890,432
Increase in accrued interest income - unaffiliated issuers	(2,847,961)
Decrease in accrued interest income - controlled companies	176,577
Increase in accrued interest income - other affiliates	(379,748)
Increase in dividend receivable from affiliated issuer	(4,512)
Increase in other receivables	(9,337)
Decrease in prepaid expenses and other assets	42,175
Increase in payable for investments purchased	1,371,574
Decrease in management and advisory fees payable	(8,802)
Decrease in interest payable	(123,264)
Increase in payable to the Investment Manager	1,900
Increase in accrued expenses and other liabilities	131,472
Net cash provided by operating activities	112,927,254

Financing activities
Proceeds from draws on credit facility	77,825,760
Principal repayments on credit facility	(149,000,000)
Distributions paid to common shareholders	(58,000,000)
Distributions paid to preferred shareholders	(7,780)
Net cash used in financing activities	(129,182,020)

Net decrease in cash and cash equivalents	(16,254,766)
Cash and cash equivalents at beginning of period	100,244,977
Cash and cash equivalents at end of period	$83,990,211

Supplemental disclosures
Interest payments	$1,197,983

See accompanying notes.

11

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited)

March 31, 2013

1. Organization and Nature of Operations

Special Value Opportunities Fund, LLC (the “Company”), a Delaware limited liability company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Company has elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes. The Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements.

The Certificate of Formation of the Company was filed with the Delaware Secretary of State on February 18, 2004. Investment operations commenced and initial funding was received on July 13, 2004. The Company was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities. The stated objective of the Company is to generate current income as well as long-term capital appreciation using a leveraged capital structure. The Company is scheduled to terminate on July 13, 2016.

Tennenbaum Capital Partners, LLC (“TCP”) serves as the Investment Manager of the Company. Babson Capital Management LLC serves as Co-Manager. Company management consists of the Investment Manager and the Board of Directors. The Investment Manager directs and executes the day-to-day operations of the Company, subject to oversight from the Board of Directors, which sets the broad policies for the Company. The Board of Directors consists of four persons, three of whom are independent. If the Company has preferred shares outstanding, as it currently does, the holders of the preferred shares voting separately as a class will be entitled to elect two of the directors. The remaining directors will be subject to election by holders of the common shares and preferred shares voting together as a single class.

Company Structure

The Company was formed with an initial maximum capitalization of $1,422 million, consisting of $711 million of committed common equity, $238 million of preferred equity, and a $473 million credit facility. As of March 31, 2013, the Company’s debt facility and outstanding preferred equity have been reduced to $209.0 million under a senior secured revolving credit and term loan facility (the “Senior Facility” – Note 5), and $200,000 of Series Z Preferred Stock (Note 8). The contributed investor capital, preferred equity and the amount drawn under the Senior Facility are to be used to purchase Company investments and to pay certain fees and expenses of the Company. Most of the cash and investments of the Company are included in the collateral for the Senior Facility.

12

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2013

2. Summary of Significant Accounting Policies

Basis of Presentation

The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). The following is a summary of the significant accounting policies of the Company.

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable, actual results could differ from those estimates.

Investment Valuation

Management values investments held by the Company at fair value based upon the principles and methods of valuation set forth in policies adopted by the Company’s Board of Directors and in conformity with procedures set forth in the Senior Facility. Fair value is generally defined as the amount for which an investment would be sold in an orderly transaction between market participants at the measurement date.

Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation. Liquid investments not listed on a recognized exchange or market quotation system are priced by a nationally recognized pricing service or by using quotations from broker-dealers. Investments not priced by a pricing service or for which market quotations are either not readily available or are determined to be unreliable are valued by independent valuation services or, for investments aggregating less than 5% of the total capitalization of the Company, by the Investment Manager.

Fair valuations of investments are determined under guidelines adopted by the Board of Directors and are subject to their approval. Generally, to increase objectivity in valuing the Company’s investments, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible. The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated. The foregoing policies apply to all investments, including those in companies and groups of affiliated companies aggregating more than 5% of the Company’s assets.

13

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2013

2. Summary of Significant Accounting Policies (continued)

Fair valuations of investments in each asset class are determined using one or more methodologies including the market approach, income approach, or, in the case of recent investments, the cost approach, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets. The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that may be taken into account include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, our principal market and enterprise values, among other factors.

Unobservable inputs used in the fair value measurement of the Company’s Level 3 investments as of March 31, 2013 included the following:

Asset Type	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Avg.)
Bank Debt	$208,984,307	Market rate approach Market quotations	Market yields Indicative bid/ask quotes	5.5% – 17.0% (13.1%) 1 – 2 (1)
		Market comparable companies	Revenue multiples	0.5x – 0.5x (0.5x)
		Market comparable companies	EBITDA multiples	5.5x – 7.5x (6.0x)
Other Corporate Debt	$5,142,640	Market quotations	Indicative bid/ask quotes	1 – 1 (1)
Equity	$98,891,199	Market rate approach Market quotations	Market yields Indicative bid/ask quotes	7.0% – 13.0% (10.4%) 1 – 2 (1)
		Market comparable companies	Revenue multiples	0.4x – 0.5x (0.4x)
		Market comparable companies	EBITDA multiples	4.2x – 10.0x (6.7x)

Generally, a change to the unobservable input may result in a change to the value in the investment as follows:

Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Market yields	Decrease	Increase
Revenue multiples	Increase	Decrease
EBITDA multiples	Increase	Decrease

14

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2013

2. Summary of Significant Accounting Policies (continued)

Investments of the Company may be categorized based on the types of inputs used in valuing such assets. The level in the GAAP valuation hierarchy in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety. Transfers between levels are recognized as of the beginning of the reporting period.

At March 31, 2013, the investments of the Company were categorized as follows:

Level	Basis for Determining Fair Value	Bank Debt	Other Corporate Debt	Equity Securities
1	Quoted prices in active markets for identical assets	$-	$14,878,226	$11,101,432
2	Other observable market inputs*	10,808,870	47,321,794	9,163,286
3	Independent third-party pricing sources that employ significant unobservable inputs	207,315,383	-	91,488,236
3	Internal valuations with significant unobservable inputs	1,668,924	5,142,640	7,402,963
Total		$219,793,177	$67,342,660	$119,155,917

 * E.g., quoted prices in inactive markets or quotes for comparable investments

Changes in investments categorized as Level 3 during the three months ended March 31, 2013 were as follows:

	Independent Third-Party Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$222,522,325	$-	$181,363,120
Net realized and unrealized gains (losses)	(10,568,520)	-	(630,990)
Acquisitions	24,361,271	-	658,949
Dispositions	(28,999,693)	-	(89,902,843)
Ending balance	$207,315,383	$-	$91,488,236

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$(10,175,161)	$-	$(3,220,906)

15

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2013

2. Summary of Significant Accounting Policies (continued)

Changes in investments categorized as Level 3 during the three months ended March 31, 2013 were as follows:

	Investment Manager Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$1,211,984	$3,465,082	$7,331,771
Net realized and unrealized gains (losses)	8,559	912,984	97,665
Acquisitions	451,228	129,940	-
Dispositions	(2,847)	(578,656)	(26,473)
Transfers into Level 3†	-	1,213,290	-
Ending balance	$1,668,924	$5,412,640	$7,402,963

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$5,712	$912,984	$97,665

† Comprised of two investments that transferred from Level 2 due to reduced trading volumes.

Investment Transactions

The Company records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of the investments sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Company’s policy that its custodian take possession of the underlying collateral, the fair value of which is required to exceed the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.

16

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2013

2. Summary of Significant Accounting Policies (continued)

Restricted Investments

The Company may invest without limitation in instruments that are subject to legal or contractual restrictions on resale. These investments generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these investments may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted investments is included at the end of the Statement of Investments. Restricted investments, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Foreign Investments

The Company may invest in instruments traded in foreign countries and denominated in foreign currencies. At March 31, 2013, the Company had foreign currency denominated investments with an aggregate market value of approximately 12.1% of the Company’s total investments. Such positions were converted at the closing rate in effect at March 31, 2013 and reported in U.S. dollars. Purchases and sales of investments and income and expense items denominated in foreign currencies, when they occur, are translated into U.S. dollars on the respective dates of such transactions. Realized or unrealized gains and losses from investments resulting from changes in foreign exchange rates are included in the Statement of Operations with realized or unrealized gains and losses resulting from changes in the market prices of such investments.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Derivatives

In order to mitigate certain currency exchange and interest rate risks associated with foreign currency denominated investments, the Company entered into certain swap transactions. The Company recognizes all derivatives as either assets or liabilities in the Statement of Assets and Liabilities. The transactions entered into are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in interest rates, commodity prices, or the value of foreign currency relative to the U.S. dollar.

17

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2013

2. Summary of Significant Accounting Policies (continued)

During the three months ended March 31, 2013, the Company exited its cross currency basis swap with a notional value of $3,094,272. All gains and losses from derivative transactions during the three months ended March 31, 2013 were included in net realized and unrealized gain or loss on investments in the Statement of Operations as follows:

Instrument	Realized	Unrealized
Cross-currency basis swap	$-	$110,349

Debt Issuance Costs

Costs incurred in connection with the amendment of the Senior Facility, plus unamortized debt costs on the date of the amendment, totaled approximately $5.8 million. These costs are being deferred and amortized on a straight-line basis through the scheduled maturity of the Senior Facility on July 1, 2014, adjusting for scheduled decreases in the size of the Senior Facility over its remaining life (see Note 5). The impact of utilizing this method versus the effective-interest method is not material to the Company’s operations.

Revenue Recognition

Interest and dividend income, including income paid in kind, is recorded on an accrual basis. Origination, structuring, closing, commitment and other upfront fees earned with respect to capital commitments are generally amortized or accreted into interest income over the life of the respective debt investment. Other fees, including certain amendment fees, prepayment fees and commitment fees on broken deals, are recognized as earned. Prepayment fees and similar income received upon the early repayment of a loan or debt security are included in interest income.

18

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2013

2. Summary of Significant Accounting Policies (continued)

The majority of the Company’s high yield and distressed debt investments are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer and by general market factors that influence the financial markets as a whole. GAAP generally requires that discounts on the acquisition of corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. However, GAAP also requires the Company to consider the collectability of interest when making accruals. Accordingly, when accounting for purchase discounts, the Company recognizes discount accretion income when it is probable that such amounts will be collected, generally at disposition. When the Company receives principal payments on a loan in an amount in excess of the loan’s amortized cost, it records the excess principal payments as interest income.

Income Taxes

The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income taxes. Accordingly, no provision for income taxes is required in the financial statements. In accordance with ASC Topic 740 – Income Taxes, the Company recognizes in its financial statements the effect of a tax position when it is determined that such position is more likely than not, based on the technical merits, to be sustained upon examination. As of March 31, 2013, all tax years since January 1, 2009 remain subject to examination by federal tax authorities. No such examinations are currently pending.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Capital accounts within the financial statements are adjusted at year end for any permanent book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and will reverse in subsequent periods.

19

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2013

2. Summary of Significant Accounting Policies (continued)

Cost and unrealized appreciation and depreciation for U.S. federal income tax purposes of the investments (including derivatives) of the Company at March 31, 2013 were as follows:

Unrealized appreciation	$51,257,372
Unrealized depreciation	(288,369,972)
Net unrealized depreciation	(237,112,600)

Cost	643,404,354

3. Distributions and Performance Fees

As a performance fee, the Investment Manager receives an amount equal to 20% of distributions of net income and gain (gross of performance fees) after cumulative distributions to common shareholders have been made in an amount equal to an 8% annual weighted-average return on common shareholders’ undistributed contributed equity (the “Hurdle”). After the Hurdle is met, the Investment Manager also receives a catch-up payment until its cumulative performance fee payments equal 20% of cumulative income and gain distributions (gross of performance fees). Performance fees are accrued in a consistent manner, based on cumulative net income or loss and realized and unrealized gains or losses. As of March 31, 2013, the Hurdle exceeded the cumulative performance of the fund; accordingly, no liability for accrued but unpaid performance fees was recorded.

Distributions paid to shareholders are generally based on the taxable earnings of the Company, which may differ from earnings for financial reporting purposes, and are recorded on the ex-dividend date. The timing of distributions is determined by the Board of Directors, which has provided the Investment Manager with certain criteria for such distributions. Any net long-term capital gains are distributed at least annually. As of March 31, 2013, the Company had declared $487,100,000 in distributions to common shareholders since inception.

4. Management and Advisory Fees and Other Expenses

The Company incurs an annual management and advisory fee, payable to the Investment Manager monthly in arrears, equal to 1.25% of the sum of the total common shareholder commitments and the maximum commitment under the Senior Facility. In addition to the management fee, the Investment Manager is entitled to a performance fee as discussed in Note 3 above. As compensation for its services, the Co-Manager receives a portion of the management and performance fees paid to the Investment Manager.

20

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2013

4. Management and Advisory Fees and Other Expenses (continued)

Beginning January 1, 2014, the management and advisory fee will be calculated as a percentage of the aggregate cost of the Company’s assets as follows:

Time Period	Percent of Aggregate Cost of Assets
January 1, 2014 through January 13, 2015	1.25%
January 14, 2015 through July 13, 2015	1.15%
July 14, 2015 through July 13, 2016	1.00%

The Company pays all expenses incurred in connection with the business of the Company, including fees and expenses of outside contracted services, such as custodian, trustee, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments, and any other transaction costs associated with the purchase and sale of investments of the Company.

5. Senior Secured Revolving Credit Facility

The Company’s Senior Facility is comprised of a revolving credit facility of $165 million and a $44 million term loan. The Senior Facility matures on July 1, 2014, subject to extension by the lenders for one year at the request of the Company. Amounts borrowed under the Senior Facility bear interest at an annual rate of 3.5% plus LIBOR, EURIBOR, or the federal funds rate, or 3% plus a specified prime lending rate, and are subject to certain collateral requirements. The Company also pays 1.25% per year on the undrawn portions of the Senior Facility. The weighted-average interest rate on outstanding borrowings at March 31, 2013 was 3.7%. The Senior Facility may be terminated, and any outstanding amounts thereunder may become due and payable, should the Company fail to satisfy certain financial or other covenants. As of March 31, 2013, the Company was in full compliance with such covenants.

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Company conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles, and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

In the normal course of business, the Company’s investment activities involve executions, settlement and financing of various investment transactions resulting in receivables from, and payables to, brokers, dealers and the Company’s custodian. These activities may expose the Company to risk in the event such parties are unable to fulfill contractual obligations.

21

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2013

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk (continued)

Management does not anticipate any material losses from counterparties with whom it conducts business.

The Statement of Investments includes a revolving loan facility and a letter of credit held by the Company with aggregate unfunded balances of approximately $0.2 million at March 31, 2013. In August of 2008, the Company agreed to guarantee certain obligations of an affiliated portfolio company and certain of its affiliates up to an aggregate amount of approximately $3.5 million. This amount was increased to approximately $7 million in November of 2008. The guaranty may be terminated by the Company at any time subject to certain conditions. The Company expects the risk of loss from the guaranty to be remote.

Consistent with standard business practice, the Company enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The Company’s maximum exposure under these arrangements and activities is unknown. However, the Company expects the risk of material loss to be remote.

7. Related Parties

The Company, the Investment Manager, and their members and affiliates may be considered related parties. From time to time, the Investment Manager advances payments to third parties on behalf of the Company and receives reimbursement from the Company. At March 31, 2013, such reimbursable amounts totaled $83,647, as reflected in the Statement of Assets and Liabilities.

8. Preferred Capital

Series A-E

Prior to the amendment of the Senior Facility on July 22, 2010, the Company had 3,322 shares of Series A-E preferred equity outstanding with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends upon liquidation.  In connection with the Senior Facility amendment, the remaining outstanding shares were redeemed.

Series S

The Company had issued, at inception, one share of its Series S preferred shares to SVOF/MM, LLC, having a liquidation preference of $1,000 plus accumulated but unpaid dividends. SVOF/MM, LLC is controlled by the Investment Manager and owned substantially entirely by

22

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2013

8. Preferred Capital (continued)

the Investment Manager and certain affiliates. In 2005, the Series S preferred share was retired and assumed the status of an authorized but unissued share. Prior to retirement, the Series S preferred shareholder was entitled to receive, as dividends, the amount of the performance allocation pursuant to Note 3, above, which is now payable to the Investment Manager as a performance fee which reduces operating income as reflected in the Statement of Operations. The retirement of the Series S preferred share had no impact on any shareholder other than the Series S preferred shareholder.

Series Z

The Company has 400 shares of Series Z preferred equity outstanding, each having a liquidation preference of $500 plus accumulated but unpaid dividends and paying dividends at an annual rate equal to 4% of the liquidation preference. The Series Z preferred shares are redeemable at any time at the option of the Company and may only be transferred with the consent of the Company.

23

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

March 31, 2013

9. Financial Highlights

	Three Months
	Ended
	March 31, 2013	Year Ended December 31,
	(Unaudited)	2012	2011	2010	2009

Per Common Share(1)
Net asset value, beginning of period	$11,351.52	$12,811.65	$16,175.52	$16,001.18	$13,332.48

Investment operations:
Net investment income	158.80	715.64	1,249.75	1,341.83	878.33
Net realized and unrealized gain (loss)	(149.51)	(660.86)	(3,326.05)	232.19	3,355.18
Distributions to preferred shareholders from:
Net investment income	(0.21)	-	(0.43)	(46.33)	(77.93)
Net change in reserve for distributions to preferred shareholders	0.16	(0.23)	0.21	2.48	0.42
Total from investment operations	9.24	54.55	(2,076.52)	1,530.17	4,156.00

Distributions to common shareholders from:
Net investment income	-	(702.48)	(1,287.35)	(1,355.83)	(1,487.30)
Returns of capital	(1,369.52)	(812.20)	-	-	-
Total distributions to common shareholders	(1,369.52)	(1,514.68)	(1,287.35)	(1,355.83)	(1,487.30)

Net asset value, end of period	$9,991.24	$11,351.52	$12,811.65	$16,175.52	$16,001.18

Return on invested assets (2), (6)	0.7%	3.6%	(8.1)%	11.1%	26.0%

Gross return to common shareholders (6)	0.0%	0.0%	(13.3)%	9.9%	31.9%
Less: performance fee	-	-	-	-	-
Return to common shareholders (3)	0.0%	0.0%	(13.3)%	9.9%	31.9%

Ratios to average common equity: (4), (7)
Net investment income	5.8%	5.7%	8.4%	8.4%	6.2%
Expenses (before performance fees)	5.2%	4.6%	4.5%	3.8%	4.9%
Expenses (including performance fees)	5.2%	4.6%	4.5%	3.8%	4.9%

Ending net assets applicable to common shareholders	$364,771,289	$414,433,639	$467,741,803	$590,553,515	$584,188,788
Portfolio turnover rate (6)	6.5%	21.7%	23.3%	31.5%	16.6%
Weighted-average debt outstanding	$116,746,953	$116,662,557	$192,128,767	$124,386,301	$184,076,712
Weighted-average interest rate	3.7%	3.8%	3.7%	3.2%	2.8%
Weighted-average number of shares	36,509	36,509	36,509	36,509	36,509
Average debt per share	$3,197.75	$3,195.44	$5,262.49	$3,406.99	$5,041.94

Annualized Inception-to-Date Performance Data as of March 31, 2013
Return on invested assets (2)	7.9%
Internal rate of return (5)	3.4%

24

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2013

9. Financial Highlights (continued)

(1)	Per share changes in net asset value are computed based on the actual number of shares outstanding during the time in which such activity occurred.

(2)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(3)	Returns (net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees) calculated on a monthly geometrically linked, time-weighted basis.

(4)	These ratios included interest expense but do not reflect the effect of dividend payments to preferred shareholders.

(5)	Net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees. Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The IRR presented assumes liquidation of the Company at net asset value as of the balance sheet date.

(6)	Not annualized for periods of less than one year.

(7)	Annualized for periods of less than one year, except performance fees.

25

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Schedule of Changes in Investments in Affiliates (Unaudited) (1)

Three Months Ended March 31, 2013

Investment	Value, Beginning of Period	Acquisitions	Dispositions	Value, End of Period

Dialogic Corporation, Inc., Senior Secured Notes, 5% Cash + 5% PIK, due 3/31/15	$19,515,391	$1,394,807	$-	$20,196,836
Dialogic, Inc., Common Stock	3,611,629	-	-	5,555,609
Dialogic, Inc., Warrants to Purchase Common Stock	900,389	-	-	669,015
EPMC HoldCo, LLC, Membership Units	5,326,880	-	-	5,429,320
Gores I SF Luxembourg, S.àr.1., Company Ordinary Shares	7,076,463	-	-	4,238,982
Gores I SF Luxembourg, S.àr.1., Tracking Preferred Equity Certificates	38,616,718	-	-	37,513,216
Integra Telecom, Inc., Common Stock	22,647,791	-	-	22,692,076
Integra Telecom, Inc., Warrants	-	-	-	-
Integra Telecom Holdings, Inc., 1st Lien Term Loan, LIBOR + 7.25%, 2% LIBOR Floor, due 4/15/15	30,98,529	1374.93	(3,083,758)	-
International Wire Group Holdings, Inc., Senior Notes, 8.5%, due 10/15/17	10,300,000	-	-	-
Online Resources Corporation, Common Stock	2,956,550	-	(5,014,413)	-
Online Resources Corporation, Series A-1 Convertible Preferred Stock	86,844,325	-	(89,434,240)	-
Radnor Holdings, Senior Secured Tranche C Floating Rate Notes, LIBOR + 7.25%, due 9/15/09	17	-	-	17
Reach Media Group Holdings, Inc., Warrants to Purchase Common Stock	-	-	-	-
Reach Media Group Holdings, Inc., Warrants to Purchase Series A Preferred Stock	-	-	-	-
Reach Media Group Holdings, Inc., Warrants to Purchase Series B Preferred Stock	-	-	-	-
Reach Media Group Holdings, Inc., Warrants to Purchase Series C Preferred Stock	-	-	-	-
Revere Holdings, Inc., Class A Common Shares	-	-	-	-
Revere Holdings, Inc., Class B Common Shares	-	-	-	-
Revere Holdings, Inc., Unsecured Subordinated Note, 5% PIK, due 6/30/14	24,811,315	-	-	19,241,427
Revere Industries, LLC, 1st Lien Revolver Term Loan, LIBOR + 5.50%, 3% LIBOR Floor, due 6/30/13	-	-	(914)	-
Revere Industries, LLC, 1st Lien Rollover Term Loan, LIBOR + 6%, 3% LIBOR Floor, due 6/30/13	1,211,983	451,229	-	1,668,924
Revere Industries, LLC, 2nd Lien Letter of Credit, 3%, due 6/30/13	-		(1,933)	-
Revere Industries, LLC, 2nd Lien Term Loan, Prime + 6.75% PIK, due 6/30/13	13,031,475	1,698,306	-	15,108,338
Revere Leasing, LLC, Class A Units	23,378	-	(339)	23,039
Revere Leasing, LLC, Class B Units	1,804,282	-	(26,135)	1,778,153
RMG Networks, Inc., Senior Secured 1st Lien Term Loan, 14%, due 4/10/15	6,920,960	12,960	-	6,764,313
TR Acquisition Holdings, LLC, Subordinated Promissory Note, 10% PIK, due 6/30/16	16,911,553	674,928	-	14,354,955
N659UA Aircraft Secured Mortgage, 12%, due 3/28/16	5,974,794	-	(334,526)	5,439,255
N661UA Aircraft Secured Mortgage, 12%, due 5/4/16	6,096,614	-	(324,422)	5,694,140
N659UA Equipment Trust Beneficial Interests	3,883,234	334,526	(236,347)	4,100,287
N661UA Equipment Trust Beneficial Interests	3,909,006	324,422	(232,256)	4,025,676
WinCup, Inc., 2nd Lien Term Loan C-2, LIBOR + 14.5% PIK, due 3/31/16	23,743,175	854,288	-	24,597,464
WinCup, Inc., Common Stock	-	-	-	-
WinCup, Inc., Equipment Finance Loan, LIBOR + 14.5% PIK, due 3/31/16	1,675,971	60,302	-	1,736,273
Woodbine Intermediate Holdings, LLC, Membership Units	5,802,903	-	-	6,503,254

Note to Schedule of Changes in Investments in Affiliates:

(1)	The issuers of the securities listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the Company of 5% or more of the issuer's voting securities.

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Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Schedule of Restricted Securities of Unaffiliated Issuers (Unaudited)

March 31, 2013

Investment	Acquisition Date	Cost

Bally Total Fitness Holding Corporation, Common Stock	4/30/10	$37,898,809
Bally Total Fitness Holding Corporation, Warrants	4/30/10	-
Beech Holdings, LLC, Membership Units	3/1/13	3,878,726
GXS Holdings, Inc., Common Stock	3/28/08	1,615,439
GXS Holdings, Inc., Series A Preferred Stock	3/28/08	64,618
Hawkeye Renewables, LLC, Class C Units	6/18/10	2,691,943
International Wire Group Holdings, Inc., Senior Secured Notes, 8.5%, due 10/15/17	9/28/12	10,000,000
La Paloma Generating Company, Residual Bank Debt Claim	2/2/05	2,526,285
LBI Media, Inc., Senior Secured Notes, 9.25%, due 4/15/19 (144A)	Various 2012	4,600,033
Mach Gen, LLC, Common Units	Various 2005	1,442,223
Marsico Holdings, LLC, Common Interest Units	9/10/12	239,429
Precision Holdings, LLC, Class C Membership Interests	Various 2010	2,010
Shop Holding, LLC, Class A Units	6/2/11	392,194
Shop Holding, LLC, Warrants to Purchase Class A Units	6/2/11	-
STG-Fairway Holdings, LLC, Class A Units	12/30/10	1,541,768
TPG Hattrick Holdco, LLC, Common Units	4/21/06	4,868,079
V Telecom Investment S.C.A, Common Shares	11/9/12	4,966,834
Woodbine Holdings, LLC, Senior Secured Notes, 12%, due 5/15/16 (144A)	5/25/11	11,187,068

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